UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                 CITYPLACEWASHINGTON, STATED.C. POSTALCODE20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):

                        March 10, 2008 (January 7, 2008)
                        --------------------------------

                                 Emporia, Inc.
                                 -------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)

              0-27675                           86-0914695
              -------                           ----------
      (Commission File Number)          (IRS Employer Identification No.)

  First Floor, The Old Vicarage, 26 Church Street, Uttoxeter, England ST14 8AA
  ----------------------------------------------------------------------------
              (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  44 7971 905876
                                                           --------------

          Sorell, Inc.;Buk-ri 35, Nama-Myun, Yongin City, South Korea
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

"Effective January 7, 2008, Sorell, Inc. filed an amendment to its Articles of Incorporation changing its name to Emporia, Inc. On February 27, 2008, the symbol of the company was changed to EPRA. This merely reflects a change in name and symbol of the Company to reflect the business of the Company which was reflected in an 8-K filed on March 6, 2007 and amended August 2, 2007."


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                    SORELL, INC.

                    /s/ Tom Adams
                    -------------
                    President

                    Date: March 10, 200